Exhibit 23.02

                         INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement of Instanet, Inc. on Form SB-2 of our report dated February 9, 2001 on the financial statements of Instanet, Inc., appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                         /s/ Ehrhardt Keefe Steiner & Hottman PC

                                             Ehrhardt Keefe Steiner & Hottman PC

Denver, Colorado
February 21, 2001